Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Summary of Reimbursement Amounts and Affiliate Transactions
The following table summarizes the amounts and categories of expenses for which EQM was obligated to reimburse EQT pursuant to the omnibus agreement and the Secondment Agreement, as applicable, and the amounts and categories of obligations for which EQT was obligated to indemnify and/or reimburse EQM pursuant to the omnibus agreement for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015
	(Thousands)
Reimbursements to EQT
Operating and maintenance expense (a)	$39,957	$33,526	$31,310
Selling, general and administrative expense (a)	$67,424	$63,255	$46,149

Reimbursements from EQT (b)
Plugging and abandonment	$4	$195	$26
Bare steel replacement	15,704	—	6,268
Other capital reimbursements	$—	$162	$1,198

(a)
The expenses for which EQM reimburses EQT and its subsidiaries may not necessarily reflect the actual expenses that EQM would incur on a stand-alone basis, and EQM is unable to estimate what those expenses would be on a stand-alone basis. These amounts exclude the recast impact of the May 2018 Acquisition, October 2016 Acquisition and NWV Gathering Acquisition as these amounts do not represent reimbursements pursuant to the omnibus agreement.

(b)	These reimbursements were recorded as capital contributions from EQT.
Summary of Related Party Transactions. The following table summarizes related party transactions for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015
	(Thousands)
Operating revenues	$621,805	$551,353	$462,371
Operating and maintenance expense (a)	40,204	34,179	33,452
Selling, general and administrative expense (a)	69,732	67,345	55,092
Other income (b)	22,171	18,191	2,367
Interest income on Preferred Interest (see Note 2)	6,818	1,740	—
Principal payments received on Preferred Interest (see Note 2)	4,166	1,024	—
Distributions to EQM General Partner (c)	235,167	169,438	109,194
Capital contributions from EQT	15,463	602	7,492
Net contributions from/(distributions to) EQT	$30,284	$20,234	$(15,179)

(a)
The expenses for which EQM reimburses EQT and its subsidiaries may not necessarily reflect the actual expenses that EQM would incur on a stand-alone basis, and EQM is unable to estimate what those expenses would be on a stand-alone basis. These amounts include the recast impact of the May 2018 Acquisition, October 2016 Acquisition and NWV Gathering Acquisition as they represent the total amounts allocated to EQM by EQT for the periods presented.

(b)
For the year ended December 31, 2017, other income included equity income from the MVP Joint Venture of $22.2 million. For the year ended December 31, 2016, other income included distributions received from EES of $8.3 million and equity income from the MVP Joint Venture of $9.9 million. For the year ended December 31, 2015, other income included equity income from the MVP Joint Venture of $2.4 million. See Note 6.

(c)
The distributions to the EQM General Partner are based on the period to which the distributions relate and not the period in which the distributions were declared and paid. For example, for the year ended December 31, 2017, total distributions to the EQM General Partner included the cash distribution declared on January 18, 2018 related to the fourth quarter 2017 of $1.025 per common unit and the amounts related to its general partner interest and IDRs.

The following table summarizes related party balances as of December 31, 2017 and 2016.

	As of December 31,
	2017	2016
	(Thousands)
Accounts receivable – affiliate	$110,292	$81,358
Due to related party	31,673	19,027
Investment in unconsolidated entity	460,546	184,562
Preferred Interest in EES (see Note 1)	$119,127	$123,293